UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

Trade Street Residential, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida	33180
(Address of Principal Executive Offices)	(Zip Code)

(786) 248-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.          Entry into a Material Definitive Agreement.

Merger Agreement Amendment

On September 11, 2015, Trade Street Residential, Inc., a Maryland corporation (“TSRE”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 11, 2015, by and among TSRE, Trade Street Operating Partnership, LP, a Delaware limited partnership (“TSR OP”), Independence Realty Trust, Inc., a Maryland corporation (“IRT”), Independence Realty Operating Partnership, LP, a Delaware limited partnership and a subsidiary of IRT (“IRT OP”), IRT Limited Partner, LLC, a Delaware limited liability company and a wholly-owned subsidiary of IRT, and Adventure Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of IRT OP.

The Amendment provides for certain adjustments to the Merger Agreement resulting from IRT’s entry into the Contribution and Exchange Agreement with Michael D. Baumann and Heidi Baumann (the “Baumanns”), the sole third party holder of units of limited partnership interest of TSR OP (“TSR OP Units”) pursuant to which, immediately prior to the consummation of the Partnership Merger, the Baumanns will contribute all of their TSR OP units to IRT OP in exchange for common units of limited partnership interests in IRT OP in lieu of the Baumanns receiving cash and common units of limited partnership interests in IRT OP in the Partnership Merger (as such term is defined in the Merger Agreement). Concurrently with the entry into the Amendment, the Baumanns entered into an agreement with TSRE and the general partners of TSR OP whereby the Baumanns agreed to release any and all claims against TSRE, TSR OP and all of their past and present stockholders, directors, officers and employees effective as of immediately prior to the closing of the Partnership Merger.

The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Amendment No. 2 to TSR OP Partnership Agreement

On September 11, 2015, Trade Street OP GP, LLC, the sole general partner of TSR OP (the “General Partner”), TSRE and the Baumanns entered into Amendment No. 2 (“Amendment No. 2”) to the Second Amended and Restated Agreement of Limited Partnership of TSR OP (the “Partnership Agreement”). The sole purpose of Amendment No. 2 is to remove in its entirety Section 11.03(c)(iv) of the Partnership Agreement, which provided that the General Partner could not consent to any transfer of a limited partner’s partnership interest unless such transfer became effective as of the first day of a fiscal quarter of TSR OP.

The foregoing description of Amendment No. 2 is not complete and is subject to and qualified in its entirety by reference to Amendment No. 2, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Amendment No. 1, dated as of September 11, 2015, to Agreement and Plan of Merger, dated as of May 11, 2015, by and among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, Adventure Merger Sub LLC, IRT Limited Partner, LLC, Trade Street Residential, Inc. and Trade Street Operating Partnership, LP.

10.1	Amendment No. 2, dated as of September 11, 2015, to the Second Amended and Restated Agreement of Limited Partnership of Trade Street Operating Partnership, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: September 11, 2015	By:	/s/ Richard H. Ross
Richard H. Ross
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1, dated as of September 10, 2015, to Agreement and Plan of Merger, dated as of May 11, 2015, by and among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, Adventure Merger Sub LLC, IRT Limited Partner, LLC, Trade Street Residential, Inc. and Trade Street Operating Partnership, LP.

10.1	Amendment No. 2, dated as of September 11, 2015, to the Second Amended and Restated Agreement of Limited Partnership of Trade Street Operating Partnership, L.P.